CONFORMED COPY

                                   ASSET SALE
                                WAIVER UNDER THE
                           REVOLVING CREDIT AGREEMENT


         WAIVER dated as of October 20, 2000 under the Revolving Credit Agreement dated as of March 31, 1998 (as heretofore amended, the "Revolving Credit Agreement") among MOTIENT HOLDINGS INC. (formerly AMSC ACQUISITION COMPANY, INC.) (the "Borrower"), MOTIENT CORPORATION (formerly AMERICAN MOBILE SATELLITE CORPORATION) (the "Parent Guarantor"), the BANKS party thereto (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the "Documentation Agent"), and TORONTO DOMINION (TEXAS), INC., as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H :



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         WHEREAS,  (i) the Borrower  proposes (x) to sell certain assets used in connection with the wireless communications business for the transportation industry to Aether Systems Inc. for cash consideration of up to $52,500,000 ($20,000,000 to be received at closing, $10,000,000 to be received upon satisfaction of certain conditions relating to the MobileMax 2 product, and up to the remaining $22,500,000 (the "Earn-out Payment") to be received in March, 2002 if certain performance criteria are met) (the "Retail Transportation
Business Sale"), 100% of the Net Cash Proceeds (as defined in the Revolving Credit Agreement) of which will be applied to reduce commitments and, if applicable, repay loans in accordance with the provisions of the Revolving Credit Agreement (provided that if the Earn-out Payment is received after (1) the consummation of the transfer of the satellite communications business of Motient Services Inc., as contemplated by the asset purchase agreement (the
"Asset Purchase Agreement") described in clause (vi) of the definition of Satellite Business Transactions set forth in the Waiver dated as of June 27, 2000 under the Revolving Credit Agreement (the "June Waiver"), and (2) application of an amount equal to the Net Cash Proceeds of the exercise of the Newco Option (as defined in the June Waiver) to reduce commitments and, if applicable, repay loans in accordance with the provisions of the Revolving Credit Agreement and clause (ii) below, then only 75% of the Net Cash Proceeds of the Earn-out Payment shall be so applied); and (y) to enter into related agreements, including, without limitation, an intellectual property license agreement, an inventory purchase agreement, a terrestrial network reseller
agreement,   a  network  satellite  services  agreement  and  a  service  bureau agreement, none of the proceeds of which will be applied to prepay loans under the Parent Guarantor's term credit agreement or to reduce commitments under the Revolving Credit Agreement; and (ii) as a result of the Retail Transportation Business Sale, the additional amount payable to Motient Services Inc. for its satellite communications services business under the Asset Purchase Agreement will be reduced by the sum of $39,500,000 plus one-half of any Earn-out Payment, and for purposes of Section 2 of the June Waiver the Net Cash Proceeds of the exercise of the Newco Option shall be reduced by a like amount (the "Satellite Business Transactions Modification"); and

         WHEREAS, the undersigned Banks and the Shareholder Guarantors are willing to consent to the foregoing and to waive certain provisions of the Revolving Credit Agreement in connection with the foregoing;

         NOW, THEREFORE, the undersigned parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Revolving Credit Agreement has the meaning assigned to such term in the Revolving Credit Agreement.

         SECTION 2. Waiver. The undersigned Banks waive compliance with the provisions of Sections 5.04(a) and 5.16 of the Revolving Credit Agreement to the extent (and only to the extent) necessary to permit the transactions referred to in clause (i) of the first recital above. In addition, the undersigned Banks consent to the Satellite Business Transactions Modification and deem the June Waiver to have been amended to the extent necessary to give effect thereto.

         SECTION 3. Representations of Borrower and Parent Guarantor. Each of the Borrower and the Parent Guarantor represents and warrants that (i) the representations and warranties set forth in Article 4 of the Revolving Credit Agreement shall be true on and as of the Effective Date and (ii) no Default shall have occurred and be continuing on such date.

         SECTION 4. Governing Law. This Waiver shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. Counterparts. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



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         SECTION 6. Effectiveness.  This Waiver shall become effective as of the date hereof on the date (the "Effective Date") when the Documentation Agent shall have received a counterpart hereof from each of the Borrower, the Parent Guarantor, Hughes, SingTel, Baron Capital and the Required Banks signed by such party or a facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof.

         SECTION 7. Shareholder Guarantor Consent. The Shareholder Guarantors consent to the foregoing.

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.



                                MOTIENT HOLDINGS INC. (formerly
                                AMSC ACQUISITION COMPANY, INC.)


                                By: /s/ Randy Segal
                                    -------------------------------------------
                                    Name: Randy Segal
                                    Title:   Senior Vice President


                                MOTIENT CORPORATION (formerly
                                AMERICAN MOBILE SATELLITE
                                CORPORATION)


                                By: /s/ Randy Segal
                                    -------------------------------------------
                                    Name: Randy Segal
                                    Title:   Senior Vice President


                                TORONTO DOMINION (TEXAS), INC.


                                By: /s/ Jano Mott
                                    -------------------------------------------
                                    Name: Jano Mott
                                    Title:   Vice President


                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                By: /s/ Robert Bottamedi
                                    -------------------------------------------
                                    Name: Robert Bottamedi
                                    Title:   Vice President

                                BANK OF AMERICA, N.A.


                                By: /s/ Dianne J. Prust
                                    -------------------------------------------
                                    Name: Dianne J. Prust
                                    Title:   Principal


                                BANCA COMMERCIALE ITALIANA LOS ANGELES FOREIGN
                                  BRANCH


                                By: /s/ Frank Maffei
                                    -------------------------------------------
                                    Name: Frank Maffei
                                    Title:   Vice President


                                By: /s/ Charles Dougherty
                                    -------------------------------------------
                                    Name: Charles Dougherty
                                    Title:   Vice President


                                BANCA DI ROMA - SAN FRANCISCO


                                By: /s/ Luca Balestra
                                    -------------------------------------------
                                    Name: Luca Balestra
                                    Title:   Senior Vice President & Manager


                                By: /s/ Thomas C. Woodruff
                                    -------------------------------------------
                                    Name: Thomas C. Woodruff
                                    Title:   Vice President


                                THE CHASE MANHATTAN BANK


                                By: /s/ Tracey Navin Ewing
                                    -------------------------------------------
                                    Name:  Tracey Navin Ewing
                                    Title:    Vice President

                                CITICORP USA, INC.


                                By: /s/ Gay Escobar
                                    -------------------------------------------
                                    Name: Gay Escobar
                                    Title:    Managing Director


                                DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR CAYMAN
                                  ISLANDS BRANCH


                                By: /s/ Virginia Mahler Cosenza
                                    -------------------------------------------
                                    Name:  Virginia Mahler Cosenza
                                    Title:    Vice President


                                By: /s/ Andreas Neumeier
                                    -------------------------------------------
                                    Name:  Andreas Neumeier
                                    Title:    Vice President


                                BANK ONE, N.A.


                                By: /s/ Stephanie S. Mack
                                    -------------------------------------------
                                    Name: Stephanie S. Mack
                                    Title:   Commercial Banking Officer


                                SAN PAOLO IMI S.P.A.


                                By: /s/ Carlo Persico
                                    -------------------------------------------
                                    Name: Carlo Persico
                                    Title:   Deputy General Manager


                                By: /s/ Robert Wurster
                                    -------------------------------------------
                                    Name: Robert Wurster
                                    Title:   1st Vice President

                                HUGHES ELECTRONICS CORPORATION


                                By: /s/ Mike J. Gaines
                                    -------------------------------------------
                                    Name: Mike J. Gaines
                                    Title:   Corporate Vice President


                                SINGAPORE TELECOMMUNICATIONS LTD.


                                By: /s/ Tay Chek Koon
                                    -------------------------------------------
                                    Name:  Tay Chek Koon
                                    Title:    Managing Director
                                              Satellite Business Group

                                BARON CAPITAL PARTNERS, L.P., a Delaware limited partnership
                                By: BARON CAPITAL MANAGEMENT, INC., a general
                                    partner


                                By: /s/ Linda S. Martinson
                                    -------------------------------------------
                                    Name: Linda S. Martinson
                                    Title:   Vice President & General Counsel